SUPPLEMENT DATED DECEMBER 17, 2007
TO

PROSPECTUS DATED MAY 1, 2001
FOR COMPASS 2 NY

AND PROSPECTUS DATED MAY 1, 2003
FOR COMPASS 3 NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT B

This supplement contains information about the MFS/ Sun Life Series Trust.

On or about January 1, 2008, the name of the MFS/ Sun Life Series Trust will be changed to MFS Variable Insurance Trust II.

In addition, all of the funds under this Series Trust will be renamed by replacing the word "Series" with "Portfolio."

Please retain this supplement with your prospectus for future reference.

        SLNY Compass2/3 12/07